EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the EntrepreneurShares Series Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the EntrepreneurShares Series Trust for the period ended December 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the EntrepreneurShares Series Trust for the stated period.

_/s/ Joel Shulman_________________________ Joel Shulman President, EntrepreneurShares Series Trust	_/s/ David Cragg__________________________ David Cragg Treasurer, EntrepreneurShares Series Trust
Dated: _February 25, 2013______________

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by EntrepreneurShares Series Trust for purposes of Section 18 of the Securities Exchange Act of 1934.